UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2021

Sunnova Energy International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540

Houston, Texas 77046

(Address, including zip code, of principal executive offices)

(281) 892-1588

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective April 1, 2021, Sunnova Energy International Inc., a Delaware corporation (the “Company”), completed the previously announced merger pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated February 17, 2021, by and among the Company, Sunnova Energy Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Acquiror OpCo”), Moonroad LLC, a Delaware limited liability company and wholly owned subsidiary of Acquiror OpCo (“Merger Sub”), SunStreet Energy Group, LLC, a Delaware limited liability company (“SunStreet”), and Len X, LLC, a Florida limited liability company and the sole member of SunStreet (“Member”), pursuant to which SunStreet merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Acquiror OpCo (the “Surviving Entity”).

Stockholders Agreement

On April 1, 2021, in connection with closing the Merger, the Company, Lennar Corporation, a Delaware corporation and the parent company of Member (“Parent”), and Member entered into the Stockholders Agreement, dated April 1, 2021, providing for, among other things, certain registration rights and standstill restrictions (the “Stockholders Agreement”).

Pursuant to the Stockholders Agreement, commencing on the date two years after the closing of the Merger, the Company will be required to cause a shelf registration statement to be filed as promptly as reasonably practicable upon receipt of a written request from Member if Member at such time beneficially owns shares of Company common stock, par value $0.0001 (“Common Stock”), representing any portion of the Merger Consideration (as defined below) or the Stock Purchase Shares (as defined below), in excess of an aggregate of 5% or greater of the total outstanding Common Stock and not available to be resold by Member pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

In addition, pursuant to the Stockholders Agreement, Parent, Member and their Affiliates will not, directly or indirectly, acquire, offer, seek or propose to acquire, or agree to acquire, by purchase or otherwise, beneficial ownership of any equity securities issued by the Company until the date on which Parent, Member and their Affiliates are no longer the beneficial owners of more than 1% of the Company’s outstanding voting securities (the “Standstill Termination Date”). Until the Standstill Termination Date, Parent and Member have agreed not to, among other things, (i) nominate a person for election to the Company’s Board of Directors, (ii) solicit proxies in respect of any election contests with respect to the Company’s directors, (iii) submit matters to a vote of stockholders or bring other business before a meeting of the Company’s stockholders, (iv) participate in the solicitation of proxies in respect to any stockholder proposal for consideration at any meeting of the Company’s stockholders, (v) participate in any request to call a special meeting of the stockholders of the Company, (vi) seek to amend any provision of the Company’s certificate of incorporation or bylaws, (vii) form or participate in a group of persons who would be required under Section 13(d) of the Securities and Exchange Act of 1934, as amended, to file a statement on Schedule 13D with respect to the Company’s voting securities, (viii) enter into any transaction the effect of which would be to “short” any of the Company’s securities, (ix) make any public announcement of any of the foregoing or (x) advise assist or encourage any third party to do any of the foregoing.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference.

Stock Purchase Agreement

On April 1, 2021, in connection with the Merger, the Company issued 311,162 additional shares of Common Stock (the “Stock Purchase Shares”) to the Member pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”) containing customary representations and warranties of the Company and the Member for an aggregate purchase price of $10,710,196.04.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which the Company plans to file as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Consummation of SunStreet Merger

Pursuant to the terms of the Merger Agreement, all of the limited liability company interests of SunStreet, issued and outstanding immediately prior to the effective time of the Merger, were converted automatically into the right to receive, after giving effect to the closing working capital adjustment, up to 6,984,225 shares of Common Stock, which is comprised of (i) 3,095,329 shares of Common Stock in initial consideration that were issued by the Company (the “Base Shares”) at the closing of the Merger (as may be adjusted pursuant to a post-closing working capital adjustment) and (ii) 3,888,896 million shares of Common Stock (the “Earnout Shares,” and together with the Base Shares, the “Merger Consideration”). All of the outstanding limited liability company interests in Merger Sub were converted into 100% of the limited liability company interests of the Surviving Entity, with Acquiror OpCo owning all of the outstanding limited liability company interests in the Surviving Entity at the closing of the Merger.

The material terms of the Merger Agreement were previously reported under the heading “Agreement and Plan of Merger” in Item 1.01 of the Current Report on Form 8-K filed on February 19, 2021 with the United States Securities and Exchange Commission and are incorporated herein by reference. The description of the Merger Agreement included or incorporated by reference in this Current Report on Form 8-K (this “Report”) is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated by reference herein.

Item 3.02.	Unregistered Sale of Securities.

The information set forth under Item 1.01 and Item 2.01 of this Report regarding the Stock Purchase Agreement and the issuance thereunder of the Stock Purchase Shares and the Merger Agreement and the issuance thereunder of the Merger Consideration, respectively, is incorporated by reference into this Item 3.02. The issuance of the Purchase Shares and the Merger Consideration did not involve a public offering and was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Number	Description

2.1*	Agreement and Plan of Merger, by and among Sunnova Energy International Inc., Moonroad LLC, Sunnova Energy Corporation, SunStreet Energy Group, LLC and LEN X, LLC, dated as of February 17, 2021 (incorporated by reference to Exhibit 2.1 to Form 8-K filed on February 19, 2021).

4.1	Stockholders Agreement, by and among Sunnova Energy International Inc., Lennar Corporation and LEN X, LLC, dated as of April 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and 601(b)(2). The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: April 1, 2021	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary